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                                                                  Exhibit 10.217

                             LOAN GUARANTY AGREEMENT
                                 (SECURED NOTE)

       THIS LOAN GUARANTY AGREEMENT (the "Guaranty Agreement"), is made as of the 30th day of June, 2004, by Ronald Akel, George Akel II, Ferris Akel II, Barry Newman, Marc Newman and David Newman (collectively, "Guarantors") to IWEST GILROY, L.L.C., a Delaware limited liability company (referred to herein as "Lender").

                              W I T N E S S E T H:

       WHEREAS, Guarantors have requested from Lender a loan in the principal amount of TWENTY-TWO MILLION AND NO/100 DOLLARS ($22,000,000.00) (the "Loan") for the purpose of providing financing for the acquisition of that certain real estate located in the County of Santa Clara, State of California, described on Exhibit A attached hereto and made a part hereof (the "Property") commonly known as Pacheco Pass Shopping Center, intersection of Camino Arroyo and State Highway 152, Gilroy, California and it will be of substantial economic benefit to the Guarantors for the Borrower, hereinafter defined, to issue the Note and borrow the principal evidenced thereby, Guarantors expecting to receive, directly or indirectly, economic benefit from Borrower's acquisition, rehabilitation and management of the Property; and

       WHEREAS, the Loan is to be evidenced by that certain Installment Note of even date herewith (the "Note") in the principal amount of TWENTY-TWO MILLION AND NO/100 DOLLARS ($22,000,000.00); the Note is to be executed by NEWMAN DEVELOPMENT GROUP OF GILROY, L.L.C., a California limited liability company ("Borrower") and is payable to the order of Lender and is to be secured, inter alia, by that certain First Deed of Trust and Security Agreement (the "Mortgage") from Borrower to Lender, as Beneficiary, which will encumber the Property and by other documents, (the Note, the Mortgage and such other documents, as the same may from time to time be amended, being collectively referred to herein as the "Loan Documents"); and

       WHEREAS, Lender is willing to extend the Loan only on the condition that Guarantors, irrevocably and unconditionally, fully guarantee to Lender the full and prompt payment when due of all principal, interest, default interest, late charges, fees, premiums and all other sums from time to time outstanding under the Loan Documents and the performance by Borrower of Borrower's obligations to duly, promptly and completely observe, perform and discharge each and every obligation, covenant and agreement contained in the Loan Documents. (All amounts from time to time outstanding under the Loan Documents, including, without limitation, principal, interest (whether accruing before or after the commencement of any bankruptcy case involving Borrower and whether or not allowed), default interest, late charges, fees, premiums and all other sums from time to time outstanding under the Loan Documents, are sometimes collectively referred to herein as the "Indebtedness"); and

       WHEREAS, Guarantors are willing to irrevocably and unconditionally, fully guarantee the Indebtedness.

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       NOW, THEREFORE, in consideration of the foregoing premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Guarantors hereby covenant and agree as follows:

1.     The recitals set forth above are by this reference incorporated herein.

2. Guarantors hereby irrevocably, absolutely and unconditionally, fully guarantee to Lender the full and prompt payment when due, whether by lapse of time, declaration, acceleration or otherwise, and at all times thereafter, of any and all of the Indebtedness and the prompt payment to Lender of all costs and expenses (including reasonable attorneys' fees and disbursements) incurred by Lender in collection of the Indebtedness or the enforcement of this Guaranty Agreement against Guarantors. Guarantors agree that if any of the Indebtedness is not paid in accordance with the terms of the Loan Documents, whether by acceleration or otherwise, Guarantors shall, upon notice and demand, immediately pay all of the Indebtedness as if the Indebtedness constituted the direct and primary obligation of Guarantors. Notwithstanding the satisfaction by Guarantors of any liability hereunder, Guarantors shall not have any right of subrogation, reimbursement or indemnity whatsoever or any right of recourse to or with respect to the assets or property of Borrower or to any collateral for the Loan unless and until Lender has received full payment of all principal, interest and other sums payable under the Loan. Guarantors hereby acknowledge that the deferment contained in the preceding sentence (the "Deferment Waiver") is given as an inducement to Lender to enter into the Loan Documents and, in consideration of Lender's willingness to enter into the Loan Documents. Guarantors understand and acknowledge that by virtue of this Guaranty it has specifically assumed any and all risks of a bankruptcy or reorganization case or proceeding affecting Borrower, and, as an example and not by way of limitation, a subsequent modification of the Note or any of the other Loan Documents in any reorganization case concerning Borrower shall not affect the obligations of Guarantors hereunder. Guarantors agree that to the extent that Borrower makes a payment or payments to Lender, which payment or payments or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside or required, for any of the foregoing reasons or for any other reasons, to be repaid or paid over to a custodian, trustee, receiver or any other party under any bankruptcy act, state or federal law, common law or equitable cause, then to the extent of such payment or repayment, the obligation or part thereof intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made and Guarantors shall be primarily liable for this obligation.

3. This Guaranty Agreement shall be in full force and effect continuously from the date hereof to and until the date (the "Termination Date") on which the Note is repaid in full and any continuing liability of Guarantors pursuant to Paragraphs 6 and 30 of this Guaranty Agreement has been satisfied, whereupon this Guaranty Agreement shall terminate.

4. Guarantors grant Lender, in Lender's sole and absolute discretion and without notice to Guarantors, the power and authority to deal in any lawful manner with the Indebtedness

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       and, without limiting the generality of the foregoing, further power and authority, from time to time:

       (a) to renew, compromise, extend, accelerate or otherwise change the time or place of payment of or to otherwise change the terms of the Indebtedness or of any document relating thereto;

       (b) to modify or to waive any of the terms of any agreement with Borrower pertaining to the Indebtedness;

       (c) to take and hold security for the payment of the Indebtedness, and to exchange, enforce, waive or release any such security;

       (d) to direct the order or manner of sale of any such security as Lender in its discretion may determine; and/or

       (e) to grant any indulgence, forbearance, waiver or release to Borrower. The liability of Guarantors shall not be terminated, affected, impaired or reduced in any way by any action taken by Lender under the foregoing provisions or any other provision hereof or by any delay, failure or refusal of Lender to exercise any right or remedy Lender may have against Borrower or any other person, including other guarantors, if any, liable for all or any part of the obligations guaranteed herein by Guarantors.

5. Guarantors shall not have any right of recourse against Lender by reason of any action Lender may take or omit to take under the provisions of this Guaranty Agreement or under the provisions of any of the Loan Documents.

6. Satisfaction by Guarantors of any liability hereunder incident to a particular default under the Note or under any of the other Loan Documents shall not discharge Guarantors except for the default satisfied, it being the intent hereof that this Guaranty Agreement and the obligations of Guarantors hereunder shall be continuing and irrevocable until the Termination Date. Further, if at any time all or any part of any payment received by Lender from Borrower or from Guarantors under or with respect to this Guaranty Agreement is or must be rescinded or returned for any reason whatsoever (including, but not limited to, the insolvency, bankruptcy or reorganization of Borrower or Guarantors), then Guarantors' obligations hereunder shall, to the extent of the payment rescinded or returned, be deemed to have continued in existence, notwithstanding such previous receipt of payment by Lender, and each Guarantor's obligations hereunder shall continue to be effective or be reinstated, as the case may be, as to such payment, all as though such previous payment to Lender had never been made.

7. Guarantors hereby waive notice of acceptance of this Guaranty Agreement by Lender, and this Guaranty Agreement shall immediately be binding upon each Guarantor.

8. To the extent permitted by law, each Guarantor hereby waives and agrees not to assert or take advantage of; (a) any right to require Lender to proceed against Borrower or any other person or to proceed against or exhaust any security held by Lender at any time or

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       to pursue any other remedy in Lender's power before proceeding against
       Guarantors hereunder; (b) the defense of the statute of limitations in any action hereunder or in any action for the collection of the Indebtedness or the performance of any obligation hereby guaranteed; (c) any defense that may arise by reason of the incapacity, lack of authority, death or disability of any other person or persons or the failure of Lender to file or enforce a claim against the estate (in administration, bankruptcy or any other proceeding) of any other person or persons; (d) demand, presentment for payment, notice of non-payment, protest, notice of protest and all other notices of any kind, including, without limiting the generality of the foregoing, notice of the existence, creation or incurring of any new or additional indebtedness or obligation or of any action or non-action on the part of Borrower, Lender, any endorser or creditor of Borrower or of Guarantors or of other guarantors or on the part of any other person whomsoever under this or any other instrument in connection with any obligation or evidence of indebtedness held by Lender as collateral or in connection with the Indebtedness hereby guaranteed; (e) any defense based upon an election of remedies by Lender which destroys or otherwise impairs any or all of the subrogation rights, if any, of any Guarantor, the right of any Guarantor to proceed against Borrower or any other person for reimbursement, or both; (f) all duty or obligation on Lender's part to perfect, protect, retain or enforce any security for the payment of the Indebtedness; (g) any principle or provision of law, statutory or otherwise, which is or might be in conflict with the terms and provisions of this Guaranty Agreement; and (h) any duty on the part of Lender to disclose to any Guarantor any facts Lender may now or hereafter know about Borrower, regardless of whether or not Lender has reason to believe that any such facts materially increase the risk beyond that which any Guarantor intends to assume or has reason to believe that such facts are unknown to such Guarantor or has a reasonable opportunity to communicate such facts to such Guarantor, it being understood and agreed that each Guarantor is fully responsible for being and keeping informed of the financial condition of Borrower and of any and all circumstances bearing on the risk that liability may be incurred by each Guarantor hereunder. Without limiting the generality of the foregoing, each Guarantor hereby authorizes and empowers Lender in its sole discretion, without any notice or demand to any Guarantor whatsoever and without affecting the liability of any Guarantor hereunder, to exercise any right or remedy which Lender may have available to it, including, but not limited to, judicial foreclosure, exercise of rights or power of sale without judicial action, or taking a deed or an assignment in lieu of foreclosure as to any collateral security for the Indebtedness, whether real, personal or intangible property, and each Guarantor hereby waives any defense to the recovery by Lender against any and all Guarantors of any deficiency after such action, notwithstanding any impairment or loss of any right of deficiency or other right or remedy against Borrower. Each Guarantor specifically waives all rights and defenses arising out of an election of remedies by Lender, even though that election of remedies, such as a nonjudicial foreclosure with respect to security for a guaranteed obligation, has destroyed such Guarantor's rights of subrogation and reimbursement against Borrower. Without limiting the generality, scope or meaning of any of the foregoing or any other provision of this Guaranty Agreement, to the extent it is determined that California law is applicable to this Guaranty Agreement, Guarantors:

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       (a)   acknowledge that Section 2856 of the California Civil Code authorizes and validates waivers of a guarantor's rights of subrogation and reimbursement and certain other right and defenses available to guarantors under California law;

       (b) waive all rights of subrogation, reimbursement, indemnification, and contribution and all other rights and defenses that are or may become available by reason of Sections 2728 to 2855, inclusive, of the California Civil Code;

       (c) waive all rights and defenses arising out of an election of remedies by Lender, even though the election of remedies, such as a nonjudicial foreclosure with respect to security for a guaranteed obligation has destroyed each Guarantor's rights of subrogation and reimbursement against Borrower by the operation of Section 580d of the California Code of Civil Procedure or otherwise;

       (d) waive all rights and defenses that Guarantors may have because the Borrower's debt is secured by real property, which means, among other things:

             (i) Lender may collect from Guarantors without first foreclosing on any real or personal property collateral pledged by Borrower; and

             (ii) If Lender forecloses on any real property collateral pledged by Borrower;

                    A. The amount of the debt may be reduced only by the price for which that collateral is sold at the foreclosure sale, even if the collateral is worth more than the sale price; and

                    B. Lender may collect from Guarantors even if Lender, by foreclosing on the real property collateral, has destroyed any rights Guarantors may have to collect from Borrower.

       This is an unconditional and irrevocable waiver of any rights and defenses Guarantors may have because Borrower's debt is secured by real property. These rights and defenses include, but are not limited to, any rights or defenses based upon Sections 580a, 580b, 580d, or 726 of the California Code of Civil Procedure; and

       (e) waive all rights and defenses, if any, now or hereafter arising under the laws of the State of Illinois, which are the same as or similar to the rights and defenses waived as described above.

9. In addition to all liens and rights of setoff given to Lender by law against any property of Borrower or of Guarantors, Lender shall have a general lien on and security interest in and a right of setoff against all property of each Guarantor now or hereafter in the physical possession of or on deposit with Lender, whether held in a general or special account, on deposit or for safekeeping or otherwise. Each such lien, security interest and right of setoff may be enforced or exercised without demand upon or notice to any Guarantor at any time following the failure of performance by any Guarantor hereunder, shall continue in full force unless specifically waived or released by Lender in writing and shall not be deemed waived by any conduct of Lender, by any failure of Lender to

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       exercise any such right of setoff or to enforce any such lien or security interest or by any neglect or delay in so doing.

10. With or without notice to any Guarantor, Lender, in Lender's sole discretion and at any time and from time to time and in such manner and upon such terms as Lender deems fit, may: (a) apply any or all payments or recoveries from Borrower or from any other guarantor or endorser under any other instrument or realized from any security, in such manner and order of priority as set forth in the Note; or (b) refund to Borrower any payment received by Lender upon the Indebtedness hereby guaranteed without affecting in any way any Guarantor's obligation or liability hereunder for payment of the Indebtedness. Any recovery realized from any other guarantor under any other instrument shall be first credited upon that portion of the Indebtedness which exceeds the maximum liability of Guarantors, if any, hereunder.

11. The amount of Guarantors' liability and all rights, powers and remedies of Lender hereunder shall be cumulative and not alternative and such rights, powers and remedies shall be in addition to all rights, powers and remedies given to Lender by law or under the Loan Documents. This Guaranty Agreement is in addition to and separate and apart from the guaranty of any other guarantor of the Indebtedness or of any other indebtedness or obligation.

12. The liability of each Guarantor under this Guaranty Agreement shall be an absolute, direct, immediate and unconditional guarantee of payment and not of collectibility. The obligations of each Guarantor hereunder are independent of the obligations of Borrower and, in the event of any default hereunder, a separate action or actions may be brought and prosecuted against each Guarantor whether or not Borrower is joined therein or a separate action or actions are brought against Borrower. Lender may maintain successive actions for other defaults. Lender's rights hereunder shall not be exhausted by its exercise of any of its rights or remedies or by any such action or by any number of successive actions. The obligations of each Guarantor hereunder are joint and several obligations and Lender may maintain a separate action or actions against each, prosecute an action or actions against either or any of them without prosecuting an action or actions against the other or may prosecute an action or actions jointly against all persons and entities. The death or dissolution of any Guarantor shall not terminate this Guaranty Agreement as to any surviving Guarantor, and shall not terminate this Guaranty Agreement as to the estate of any deceased Guarantor.

13. In the event of the dissolution, liquidation or insolvency (howsoever evidenced) of, or the institution of bankruptcy or receivership proceedings against or by the Borrower, or its beneficiary(ies), if any, or the inability of the Borrower or the beneficiary(ies) to pay debts as they mature, Guarantors shall pay to Lender upon demand, the full amount which would be payable hereunder by the Guarantors as if all Indebtedness were then due and payable without regard as to whether or not any such events shall occur at a time when any of the Indebtedness may not then be due and payable.

14. Notwithstanding the fact that Borrower may be a trust, a corporation, a limited liability company, a joint venture or a partnership, Lender does not have to confirm or inquire into

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       the powers of Borrower, its beneficiary(ies), its directors, officers, members, joint venturers, partners, associates or other agents acting or purporting to act on its behalf, Guarantors hereby representing that such powers exist, and monies in fact borrowed from Lender in connection with the Loan in the professed exercise of such powers shall be deemed to form a part of the liabilities guaranteed, even though the borrowing or obtaining of such monies is in excess of the powers of Borrower or of the beneficiary(ies), directors, officers, joint venturers, partners, associates or other agents thereof, or shall be in any way irregular or defective or informal.

15. It is expressly understood that the obligations of Guarantors hereunder are an additional and cumulative benefit given to Lender for Lender's security and as an inducement for Lender to make the Loan and in order to induce any person or persons who may be and become the holder of the Note to accept the same.

16. All payments hereunder shall be made in lawful money of the United States of America. No delay in making demand on any Guarantor for satisfaction of its liabilities hereunder shall prejudice Lender's rights to enforce such liabilities.

17. Guarantors hereby warrant and represent unto Lender that any and all balance sheets, net worth statements and other financial data which have heretofore been given or may hereafter be given to Lender with respect to each Guarantor, if any, did or will at the time of such delivery fairly and accurately present the financial condition of such Guarantor.

18. Guarantors shall pay to Lender, upon demand, reasonable attorneys' fees and disbursements and all costs and other expenses which Lender expends or incurs in collecting or compromising the Indebtedness or in enforcing this Guaranty Agreement against Guarantors whether or not suit is filed, including, without limitation, all costs, reasonable attorneys' fees and expenses incurred by Lender in connection with any insolvency, bankruptcy, reorganization, arrangement or other similar proceedings involving Borrower or Guarantors which in any way affect the exercise by Lender of its rights and remedies hereunder from the fifth day after written notice to Guarantors until paid to Lender, such reasonable attorneys' fees, costs and expenses shall bear interest at the default rate of interest described in the Note.

19. Any provision of this Guaranty Agreement which is unenforceable, invalid or contrary to law, or the inclusion of which would affect the validity, legality or enforcement of this Guaranty Agreement shall be of no effect, and in such case, all the remaining terms and provisions of this Guaranty Agreement shall subsist and shall be fully effective according to the terms of this Guaranty Agreement, the same as though any such provision had not been included herein.

20. No provision of this Guaranty Agreement or right of Lender hereunder can be waived nor can any Guarantor be released from such Guarantor's obligations hereunder except by a writing duly executed by Lender. This Guaranty Agreement may not be modified, amended, revised, revoked, terminated, changed or varied in any way whatsoever except by the express terms of a writing duly executed by Lender and the Guarantors to whom such modification, amendment, revision, revocation or termination may apply.

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21.    When the context and construction so require, all words used in the singular herein shall be deemed to have been used in the plural, and the masculine shall include the feminine and neuter and vice versa. The word "person" as used herein shall include any individual, company, firm, association, partnership, corporation, trust or other legal entity of any kind whatsoever.

22. This Guaranty Agreement is a general guaranty agreement and is assignable with any and/or all of the Indebtedness which it guarantees and when so assigned, each Guarantor shall be bound as above to the assignee(s) without in any manner affecting such Guarantor's liability hereunder. The delivery of the Note for value to any person shall, without more, constitute conclusive evidence of the acceptance hereof, and of the reliance hereon by each and every holder, from time to time, of the Note or any interest in the Indebtedness.

23. The validity of this Guaranty Agreement and the obligations of each Guarantor hereunder shall in no way be terminated, affected, impaired or reduced by reason of the conveyance, transfer, sale, assignment, exchange or lease of the Property, or any part thereof or any interest therein including the beneficial interest in any land trust, to any other person or by reason of the further encumbrancing of the Property or any part thereof (it being strictly understood, however, that the provisions of this paragraph are not deemed to be a waiver of any restrictions of such acts contained in the Loan Documents, or to constitute consent to any such acts).

24. This Guaranty Agreement, and each and every part hereof, shall be binding upon each Guarantor, jointly and severally, and upon the heirs, administrators, legal representatives, successors and assigns of each of the Guarantors, and shall inure to the pro rata benefit of each and every future holder of the Note or any interest in the Indebtedness.

25. This Guaranty Agreement has been made and delivered by the undersigned in the State of Illinois and shall be construed for all purposes and enforced in accordance with the laws of the State of Illinois and the accrual of any claim hereunder in favor of Lender shall be deemed to have caused an event to occur in the State of Illinois, notwithstanding any references herein to California law. Without limiting the right of the Lender to bring any action or proceeding against the undersigned or against property of the undersigned arising out of or relating to this Guaranty Agreement (an "Action") in the courts of other jurisdictions, the undersigned hereby irrevocably submit to the jurisdiction of (i) any Illinois state court sitting in Cook or DuPage County, Illinois, or Federal court sitting in Chicago, Illinois, or (ii) any California state court sitting in San Mateo, County, California or federal court for the Northern District of California, and the undersigned hereby irrevocably agree that any Action may be heard and determined in such state courts or in such Federal courts. The undersigned hereby irrevocably waive any rights it may have to assert that such Illinois state courts or federal court in Illinois provide either an improper or inconvenient venue. The undersigned hereby irrevocably waive, to the fullest extent possible, the defense or assertion of any inconvenient forum to the maintenance of any Action in any jurisdiction. The undersigned hereby irrevocably agrees that the summons and complaint or any process in any Action in any jurisdiction may be served on the undersigned by mailing by certified mail, return receipt requested,

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       to the address of the undersigned set forth herein or by hand delivery to a person of suitable age and discretion at the undersigned's address set forth herein. If such service is so mailed or delivered, it will be deemed complete on the date the return receipt is executed, or, if no such receipt is executed, three (3) days after the date of mailing as aforesaid, or when delivered, and the undersigned will have thirty days from such completion of service in which to respond in the manner provided by law. The undersigned may also be served in any other manner permitted by law, in which event the undersigned's time to respond shall be the time provided by law. THE UNDERSIGNED HEREBY IRREVOCABLY WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS GUARANTY AGREEMENT.

26. Any notice request or demand to be given hereunder shall be in writing, and shall be deemed to have been given when placed in the United States mail, with proper registered or certified postage prepaid, return receipt requested, addressed to the party concerned at the address shown below and shall be effective the date of mailing:

        To Lender:                          To Guarantors:

        IWEST GILROY, L.L.C.                c/o NEWMAN DEVELOPMENT GROUP
        2901 Butterfield Road               OF GILROY, L.L.C.
        Oak Brook, Illinois 60523           Plymouth Greene Office Campus, Unit E-2
        Attn: Jason Lazarus                 1000 Germantown Pike
                                            Plymouth Meeting, Pennsylvania 19462

        with a copy to:                     with a copy to:

        IWEST GILROY, L.L.C.                NEWMAN DEVELOPMENT GROUP
        2901 Butterfield Road               OF GILROY, L.L.C.
        Oak Brook, Illinois 60523           3101 Shippers Road
        Attn: Charles J. Benyenuto, Esq.    Vestal, New York 13850
                                            Attn: Marc Newman

provided however, that each of the foregoing addresses for notice may be changed from time to time by notice given to the other party, in the manner herein provided for.

27. This Guaranty Agreement shall constitute the entire agreement of Guarantor with Lender with respect to the subject matter hereof and no representation, understanding, promise or condition concerning the subject matter hereof shall be binding upon Lender unless expressed herein.

28. Any non-recourse provisions contained in the Loan Documents are in no event to be construed as inconsistent with or contrary to the terms and provisions of this Guaranty Agreement and in the event of any inconsistency between said non-recourse provisions and the provisions of this Guaranty Agreement, the provisions of this Guaranty Agreement shall control.

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29.    Guarantor hereby waives all rights of subrogation, indemnity, contribution, exoneration, reimbursement or other claim which such Guarantor now or may hereafter have or claim against Borrower or any other person liable in any way with respect to the Indebtedness until the date which is one (1) year and one (1) day from the date the Loan is paid in full.

30. Subject to all of the other terms and provisions of this Guaranty Agreement, in the event of default by Borrower under the Loan Documents and the institution of foreclosure proceedings and/or security enforcement proceedings by Lender pursuant to the Loan Documents as a result of that default, each Guarantor shall continue to be liable to Lender for the payment to Lender of the amount, if any, by which the Indebtedness at the time of the foreclosure or security enforcement sale by Lender shall exceed the actual net cash received by Lender from any party in connection with such foreclosure or security enforcement sale. The preceding sentence shall not in any event be construed to require Lender to refund to any Guarantor any amounts which were paid by Guarantor pursuant to this Guaranty Agreement prior to the acceleration of the Indebtedness and which were properly due and payable by Guarantors at the time said payments were made.

31. The obligations and liabilities of each Guarantor hereunder shall be joint and several.

32. This Guaranty Agreement may be executed in multiple counterparts, each of which shall be deemed an original and all of which shall constitute one and the same instrument. Failure of any Guarantor to execute this Agreement shall not make this Agreement ineffective as to the other Guarantors.

                       [END OF TEXT, SIGNATURES NEXT PAGE]

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       IN WITNESS WHEREOF, each Guarantor has executed this Agreement as of the day and year first above written in the presence of the Notary Public who has acknowledged its signature(s) as more fully set forth below.


                                             /s/ Ronald Akel
                                             -----------------------------------
                                             Ronald Akel

                                             /s/ George Akel II
                                             -----------------------------------
                                             George Akel II

                                             /s/ Ferris Akel II
                                             -----------------------------------
                                             Ferris Akel II

                                             /s/ Barry Newman
                                             -----------------------------------
                                             Barry Newman

                                             /s/ Marc Newman
                                             -----------------------------------
                                             Marc Newman

                                             /s/ David Newman
                                             -----------------------------------
                                             David Newman

STATE OF New York  )
                   ) SS
COUNTY OF Broome   )


       On June 29, 2004, before me, Howard M. Rittberg
                 (NAME, TITLE OF OFFICER, E.G., "JANE DOE, NOTARY PUBLIC")

personally appeared Ronald Akel
               (NAME(S) OF SIGNER(S))

       /X/      personally known to me -OR-

       / /      proved to me on the basis of satisfactory evidence

to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity/ies, and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which person(s) acted, executed the instrument.

       Witness my hand and official seal.

                                                   /s/ Howard M. Rittberg
                                                   -----------------------------
                                                           (Signature of Notary)

(SEAL)

My Commission expires:

          HOWARD M. RITTBERG
-------------------------------------
    Notary Public, State of New York
             No. 4623413
      Residing in Broome County
 My Commission Expires Aug. 31, 2007

STATE OF New York  )
                   ) SS
COUNTY OF Broome   )


       On June 29, 2004, before me, Howard M. Rittberg
                 (NAME, TITLE OF OFFICER, E.G., "JANE DOE, NOTARY PUBLIC")

personally appeared George Akel II
                (NAME(S) OF SIGNER(S))

       /X/      personally known to me -OR-

       / /      proved to me on the basis of satisfactory evidence

to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity/ies, and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which person(s) acted, executed the instrument.

       Witness my hand and official seal.

                                                   /s/ Howard M. Rittberg
                                                   -----------------------------
                                                           (Signature of Notary)

(SEAL)

My Commission expires:

          HOWARD M. RITTBERG
-------------------------------------
    Notary Public, State of New York
             No. 4623413
      Residing in Broome County
 My Commission Expires Aug. 31, 2007

STATE OF New York  )
                   ) SS
COUNTY OF Broome   )


       On June 29, 2004, before me, Howard M. Rittberg
                 (NAME, TITLE OF OFFICER, E.G., "JANE DOE, NOTARY PUBLIC")

personally appeared Ferris Akel II
                (NAME(S) OF SIGNER(S))

       /X/      personally known to me -OR-

       / /      proved to me on the basis of satisfactory evidence

to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity/ies, and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which person(s) acted, executed the instrument.

       Witness my hand and official seal.

                                                   /s/ Howard M. Rittberg
                                                   -----------------------------
                                                           (Signature of Notary)

(SEAL)

My Commission expires:

          HOWARD M. RITTBERG
-------------------------------------
    Notary Public, State of New York
             No. 4623413
      Residing in Broome County
 My Commission Expires Aug. 31, 2007

STATE OF New York  )
                   ) SS
COUNTY OF Broome   )


       On June 29, 2004, before me, Howard M. Rittberg
                 (NAME, TITLE OF OFFICER, E.G., "JANE DOE, NOTARY PUBLIC")

personally appeared Barry Newman
               (NAME(S) OF SIGNER(S))

       /X/      personally known to me -OR-

       / /      proved to me on the basis of satisfactory evidence

to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity/ies, and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which person(s) acted, executed the instrument.

       Witness my hand and official seal.

                                                   /s/ Howard M. Rittberg
                                                   -----------------------------
                                                           (Signature of Notary)

(SEAL)

My Commission expires:

          HOWARD M. RITTBERG
-------------------------------------
    Notary Public, State of New York
             No. 4623413
      Residing in Broome County
 My Commission Expires Aug. 31, 2007

STATE OF New York  )
                   ) SS
COUNTY OF Broome   )


       On June 29, 2004, before me, Howard M. Rittberg
                 (NAME, TITLE OF OFFICER, E.G., "JANE DOE, NOTARY PUBLIC")

personally appeared David Newman
               (NAME(S) OF SIGNER(S))

       /X/      personally known to me -OR-

       / /      proved to me on the basis of satisfactory evidence

to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity/ies, and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which person(s) acted, executed the instrument.

       Witness my hand and official seal.

                                                   /s/ Howard M. Rittberg
                                                   -----------------------------
                                                           (Signature of Notary)

(SEAL)

My Commission expires:

          HOWARD M. RITTBERG
-------------------------------------
    Notary Public, State of New York
             No. 4623413
      Residing in Broome County
 My Commission Expires Aug. 31, 2007

STATE OF New York  )
                   ) SS
COUNTY OF Broome   )


       On June 29, 2004, before me, Howard M. Rittberg
                 (NAME, TITLE OF OFFICER, E.G., "JANE DOE, NOTARY PUBLIC")

personally appeared Marc Newman
               (NAME(S) OF SIGNER(S))

       /X/      personally known to me -OR-

       / /      proved to me on the basis of satisfactory evidence

to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity/ies, and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which person(s) acted, executed the instrument.

       Witness my hand and official seal.

                                                   /s/ Howard M. Rittberg
                                                   -----------------------------
                                                           (Signature of Notary)

(SEAL)

My Commission expires:

          HOWARD M. RITTBERG
-------------------------------------
    Notary Public, State of New York
             No. 4623413
      Residing in Broome County
 My Commission Expires Aug. 31, 2007

                                    EXHIBIT A

                                LEGAL DESCRIPTION

The land refereed to herein is situated in the City of Gilroy, County of Santa Clara, State of California, and is described as follows:

Parcel A:

Lots 2, 4, and 5, as shown on that certain map entitled "Tract No. 9401, Highway 152 Retail Center, Gilroy, California" filed for record in the office of the Recorder for the County of Santa Clara, State of California on August 16, 2002 in Book 751 of Maps, pages 10, 11, 12, 13, 14, and 15, Santa Clara County Records.

Parcel B:

A non-exclusive easement for ingress and egress over Lots 1 and 3 as shown on that certain map entitled "Tract No. 9401, Highway 152 Retail Center, Gilroy, California" filed for record in the office of the Recorder for the County of Santa Clara, State of California on August 16, 2002 in Book 751 of Maps, pages 10, 11, 12, 13, 14, and 15, Santa Clara County Records.

Parcel C:

A non-exclusive non-buildable structure easement over Lot 1 as shown on that certain map entitled "Tract No. 9401, Highway 152 Retail Center, Gilroy, California" filed for record in the office of the Recorder for the County of Santa Clara, State of California on August 16, 2002 in Book 751 of Maps, pages 10, 11, 12, 13, 14 and 15, Santa Clara County Records.

Parcel D:

Easements granted in that certain document entitled "Declaration of Covenants, Conditions and Restrictions and Grant of Reciprocal Easements" recorded August 16, 2002 as Instrument No. 16425383 of Official Records.

Parcel E:

Parcels 1, 2, and 3 as shown on that certain Parcel map entitled "PARCEL MAP, Southwest quadrant of the Pacheco Pass retail center, City of Gilroy...", filed for record in the office of the Recorder for the County of Santa Clara, State of California on June 25, 2002 in Book 761 of Maps, pages 52 and 53, Santa Clara County Records.

APN: 841-10-060; 841-18-059; 841-18-061; 841-18-062; 841-18-063; 841-18-064:
841-18-065; & 841-18-066